UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 21, 2022

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

(212) 594-2700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

ITEM 5.03.	Amendments to Articles of Incorporation; Change in Fiscal Year

After the close of business on January 21, 2022, SL Green Realty Corp. (“SLG”) effected the previously announced 1.03060-for-1 reverse split of its outstanding shares of common stock (the “Reverse Stock Split”). SLG has filed Articles of Amendment (the “Articles of Amendment”) to amend its charter to effect the Reverse Stock Split, effective immediately after the close of business on January 21, 2022, and SLG’s common stock will begin trading on a post-split basis on January 24, 2022. Pursuant to the Articles of Amendment, every 1.03060 shares of SLG’s issued and outstanding shares of common stock were combined into one issued and outstanding share of common stock. No fractional shares were issued in the Reverse Stock Split, and cash will be paid in lieu of any fraction of a share to which a stockholder would otherwise be entitled.

The description of the Articles of Amendment set forth herein is qualified in its entirety by reference to the full text of the Articles of Amendment, which are filed as Exhibit 3.1 and Exhibit 3.2 to this report and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description

3.1	Articles of Amendment of SL Green Realty Corp.

3.2	Articles of Amendment of SL Green Realty Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statement

This Current Report on Form 8-K includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this Current Report on Form 8-K are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.
(Registrant)

Date: January 21, 2022	By:	/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer